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                                                                   EXHIBIT 99.2

                          Notice of Guaranteed Delivery
                                       for
                    8-1/8% SENIOR SUBORDINATED NOTES DUE 2009
                                       of

                        EMMIS COMMUNICATIONS CORPORATION

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Emmis Communicaitons Corporation (the "Issuer") made pursuant to the Prospectus dated ______________________, 1999 (the "Prospectus") if Holders of certificates for the 8-1/8% Senior Subordinated Notes Due 2009 (the "Old Notes") who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration
Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

           To: IBJ Whitehall Bank & Trust Company, the Exchange Agent



By Registered or Certified Mail:           By Overnight Courier or by Hand:

IBJ Whitehall Bank & Trust Company         IBJ Whitehall Bank & Trust Company
1 State Street, 10TH Floor                 1 State Street, 10TH Floor
New York, New York 10004                   New York, New York 10004
Attn: Corporate Trust Administration       Attn: Corporate Trust Administration


By Facsimile:

(212) 858-2952

Confirm by telephone:
(800)


         Delivery of this instrument to an address, or transmission of instructions via a facsimile other than as set forth above, does not constitute a valid delivery.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.



Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ____________ (number of Old Notes) Old Notes pursuant to the guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.


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            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.



Certificate No(s). for Old
Notes (if available)                  Name(s) of Record Holder(s)

____________________                  _________________________________________

____________________                  _________________________________________
                                              Please Print or Type


                                      Address:
                                      _________________________________________

                                      _________________________________________


                                     Telephone. No.( )__________________________

                                     Signature(s)_______________________________

                                     ___________________________________________

                                     Dated:_____________________________________


                                    GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) own(s) the Old Notes tendered hereby and (b) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.



 Name of Firm:                             _____________________________________
                                                  Authorized Signature
_____________________________________

 Address:                                Name___________________________________
_____________________________________                Please Print or Type

_____________________________________    Title__________________________________
                            Zip Code

 Telephone. No.( )___________________    Date:_______________


 Dated:          , 1999

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.